Exhibit 10.16.1

EXECUTION VERSION

December 21, 2017

JPMorgan Chase Bank, N.A.,
as Administrative Agent
under the Credit Agreement
referred to below

Extension Agreement

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective December 21, 2017, the Maturity Date under the Revolving Credit Agreement dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Zoetis Inc., the Lenders party thereto, the Issuing Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, for one year to December 21, 2022. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[Signature Pages Follow]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Extension Agreement]

Bank of America, N.A.,
as a Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Signature Page to Extension Agreement]

Barclays Bank PLC,
as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to Extension Agreement]

CITIBANK N.A.,
as a Lender

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Extension Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By: /s/ Jaime Johnson
Name: Jaime Johnson
Title: Director

[Signature Page to Extension Agreement]

BNP Paribas,
as a Lender

By: /s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By: /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page to Extension Agreement]

Coöperatieve Rabobank U.A., New York
Branch
as a Lender

By: /s/ Stewart Kalish
Name: Stewart Kalish
Title: Executive Director

By: /s/ Claire Laury
Name: Claire Laury
Title: Executive Director

[Signature Page to Extension Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

[Signature Page to Extension Agreement]

HSBC Bank USA, NA
as a Lender

By: /s/ Roderick Feltzer
Name: Roderick Feltzer
Title: Vice President

[Signature Page to Extension Agreement]

Standard Chartered Bank,
as a Lender

By: /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director
Standard Chartered Bank

[Signature Page to Extension Agreement]

TD Bank, N.A.
as a Lender

By: /s/ Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

[Signature Page to Extension Agreement]

Bank of China, New York Branch,
as a Lender

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Managing Director

[Signature Page to Extension Agreement]

Wells Fargo Bank, N.A.,
as a Lender

By: /s/ Christopher M. Johnson
Name: Christopher M. Johnson
Title: Director

[Signature Page to Extension Agreement]

Agreed and accepted as of
the date first above written:

ZOETIS INC.

By    /s/ Glenn David
Name: Glenn David
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Extension Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By    /s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Extension Agreement]